EXHIBIT C

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSET PURCHASE AND SALE AGREEMENT DATED OCTOBER ____, 2011,

BY AND BETWEEN

SHORELINE SOUTHEAST LLC AND SHORELINE OFFSHORE LLC, SELLER

AND NORTH AMERICAN ENERGY RESOURCES INC., BUYER

Parish or County of ____________

State of ____________________

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

This Assignment, Bill of Sale and Conveyance (“Assignment”) is entered into this ___ day of __________, 2011, but to be effective as of June 1, 2011 at 12:01 a.m. (the “Effective Date”) by and between Shoreline Southeast LLC, a Delaware limited liability company, whose address is 16801 Greenspoint Park Drive, Suite 389, Houston, Texas 77060 and Shoreline Offshore LLC, a Delaware limited liability company, whose address is 16801 Greenspoint Park Drive, Suite 389, Houston, Texas 77060 (jointly, “ASSIGNOR”), and North American Energy Resources Inc., a Nevada corporation, whose address is (“ASSIGNEE”). ASSIGNOR and ASSIGNEE are sometimes separately referred to as “Party” and are sometimes collectively referred as “Parties.”

Whereas, ASSIGNOR AND ASSIGNEE have entered into that certain Asset Purchase and Sale Agreement between Assignor and Assignee dated October _, 2011 (the “PSA”).

For One Hundred Dollars ($100.00) and other good and valuable consideration paid to ASSIGNOR, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby sell, convey, assign, transfer and deliver to ASSIGNEE and ASSIGNEE shall purchase and acquire from ASSIGNOR, all of ASSIGNOR’s right, title and interest in and to the following (but excluding the Excluded Assets):

(a)                Lease(s). All of Seller’s right, title, and interest in each lease, or portion thereof, and other interests in oil and gas described in Exhibit A-1, (each a “Lease” and collectively the “Leases”) and all rights, privileges and obligations appurtenant to each Lease, including without limitation record title interest, operating rights, working interest, overriding royalty interests, carried interests, net profits interests, and any other interests of a similar nature; and

(b)               Associated Interests. all of Seller’s rights and obligations in any unit in which a Lease is included, or arising from any cooperative agreement, well slot use agreement, platform ownership agreement or construction and operating agreement and any agreement similar to the foregoing, to the extent that these rights arise from and are associated with a Lease or other Asset, including without limitation, all rights derived from any operating agreement, unit agreement or other agreement or from any declaration or order of any governmental body (the “Associated Interests”); and

(c)                Wells All of Seller’s right, title and interest in all wells located on a Lease (or lands unitized with a Lease), or otherwise situated (the “Wells”), including without limitation (i) all oil, gas or condensate wells and wellbore(s) (whether producing, not producing or temporarily or permanently abandoned) and (ii) all water source, water injection and other injection and disposal wells and systems, and including but not limited to those listed on Exhibit A-2; and

(d)               Platforms, Pipelines, and Facilities. All of Seller’s right, title and interest in all platforms, facilities, gathering systems, equipment, fixtures, inventory, spare parts, tools and other personal property (but excluding personal computers and peripheral computer equipment and telecommunications equipment unless purchased for the joint account under a joint operating account applicable to a Lease), but only if (i) located on a Lease, or lands unitized therewith and used or dedicated exclusively to operations on a Lease or lands unitized therewith, or (ii) located on the Assets (the “Platforms, Pipelines & Facilities”); and

(e)                Easements. All of Seller’s right, title and interest in all easements, rights of way, licenses, permits, servitudes, surface leases and similar interests exclusively applicable to or exclusively used in operating a Lease, the Assets, or the wells, platforms or pipelines described above, including but not limited to those listed on Exhibit A-3 (the “Easements”); and

(f)                Contract Rights. All of Seller’s right, title and interest in the contracts and contractual rights, insurance policies, obligations and interests, to the extent assignable or transferable, insofar as relating to any Lease, and those other contracts and contractual rights, insurance policies, obligations and leases, including any contracts relating to the Castex Assets, related to any of the Assets and identified on Exhibit A-4 hereto (the “Contract Rights”) to the extent arising on or after the Effective Date; and

(g)               Tangible Personal Property. All Tangible Personal Property, including, without limitation each automotive vehicle and trailer listed on Exhibit A-5; and

(h)               Accounts Receivable. All Accounts Receivable related to (a), (b), (c), (d), (e), (f) and (g) to the extent arising on or after the Effective Date; and

(i)                 Post-Effective Date Insurance Benefits. All insurance benefits, including rights and proceeds, arising from or relating to the Assets or the Assumed Liabilities on or after the Effective Date, unless expended in accordance with this Agreement; and

(j)                 Post-Effective Date Third Party Claims. All claims of Seller against third parties relating to the Assets arising on or after the Effective Date, whether choate or inchoate, known or unknown, contingent or noncontingent, including all such claims listed in Exhibit A-6 of the PSA; and

(k)               Post-Effective Date Deposits and Prepaid Expenses. All rights of Seller relating to deposits and prepaid expenses paid by Buyer, and claims for refunds and rights to offset in respect thereof that arise or are created after the Effective Date and relating to the Assets, other than those listed on Exhibit A-7 of the PSA; and

(l)                 Business Records. Originals, photocopies or other images of all lease files, land files, well files, well information, well data bases, production records, monthly platform product and/or producer imbalance statements and supporting documentation as available, division order files, abstracts, title opinions and contract files, petrophysical studies and support data, geological and geophysical data (excluding core samples) in Seller’s possession insofar as they directly relate to a Lease or lands unitized therewith or other interests included in the Assets and, to the extent available, originals, photocopies or other images of operating procedures and policies, safety procedures and policies, emergency response plans, emergency spill response plans, operation manuals, plant drawings or equipment and processes, mechanical integrity procedures and records, analysis and records, inspections, records of governmental filings in Seller’s possession insofar as they directly relate to wells, platforms, pipelines, and facilities conveyed as part of the Assets (but excluding any internal valuations, price forecasts, interpretive data or documentation, privileged or confidential information, information or records that are subject to any Third Party license or secrecy agreement that may restrict Seller’s ability to disclose or transfer such information or records, or documents that relate solely to any Retained Obligation). Where the electronic version of the relevant well data desired by Buyer is held by a Third Party vendor, Buyer will be solely responsible for the cost to obtain same from the vendor; provided, Seller shall use its commercially reasonable efforts to assist Buyer;

(m)             Seismic. Originals, photocopies or other images (electoronic or orthewise) of all proprietary geophysical, geological and/or seismic data and maps in the possession of Seller or Seller’s parent Shoreline Energy LLC, in electronic format if available, insofar as they directly relate to a Lease or lands unitized therewith or other interests included in the Assets, including without limitation, all processing, reprocessing and derivative products and all rights therein. Where the relevant data desired by Buyer is held by a Third Party vendor, Buyer shall have the right to obtain a copy of said relevant data from the Third Party vendor to the extent that Buyer can demonstrate that it has a license or other right to the underlying data set or derivations derived therefrom on which the reprocessing is based, and that transfer of such reprocessing will not violate the terms of Seller’s license agreement or to the extent that they may be lawfully assigned or licensed by Seller to Buyer;

(n)               Environmental Records. Originals, photocopies, or other images (electronic or otherwise) of all environmental records, permits, licenses, assessments, investigations, audits, remedial or corrective actions, or analysis associated with, relating to, or regarding the Assets. Such records include, but are not limited to, any documents regarding compliance with Environmental Laws and any correspondence to or from any federal, state, or local regulatory agencies regarding the same;

All of the property and assets to be transferred to ASSIGNEE hereunder are herein referred to collectively as the “Assets.”

Notwithstanding anything to the contrary contained herein, the following assets of ASSIGNOR (collectively the “Excluded Assets”) are not part of the sale and purchase contemplated hereunder and are excluded from the Assets and shall remain the property of ASSIGNOR:

(a)                Office Property. All of Seller’s right, title and interest in and to the leased premises in Lafayette, Louisiana and Houston, Texas, together with all other equipment, improvements and facilities located on or appurtenant to said leased premises (collectively, the “Office Property”); and

(b)               Other Seller Leases. All oil and gas leases, or portions thereof, and all other interests in oil and gas and associated properties not specifically described in Exhibits A-1, A-2 or A-3.

(c)                Intellectual Property Assets. All of the intangible rights and property of Seller, including Intellectual Property Assets, going concern value, goodwill, telephone, telecopy and e-mail addresses and listings; and

(d)               Castex Interest. All of Seller’s right, title and interest in (i) the property and non-cash assets transferred by Seller to Castex Energy Development Fund, L.P. in various Partial Assignment and Bill of Sale conveyances dated October 13, 2011 pursuant to that certain Purchase and Sale Agreement between Seller and Castex Energy Development Fund, L.P. dated October 13, 2011 ( the “Castex Transaction”); and (ii) all cash proceeds received by Seller or to which Seller may be entitled pursuant to the Castex Transaction.

(e)                all claims of Seller against third parties relating to the Assets arising prior the Effective Date, whether choate or inchoate, known or unknown, contingent or noncontingent, including, but not limited to, all such claims listed in Exhibit A-6 of the PSA;

(f)                all rights of Seller relating to deposits and prepaid expenses paid by Seller, claims for refunds and rights to offset in respect thereof relating to the Assets prior to the Effective Date, including, but not limited to, all such claims listed in Exhibit A-7 of the PSA;

(g)               confidential and proprietary documents and information relating to Seller’s attempts to sell the Assets prior to the Effective Date, if any, including the names of prospective purchasers, bids or offers made by third parties, analyses by Seller of any offer to purchase the Assets prior to the Effective Date, correspondence or other communications with third parties concerning the potential sale of the Assets or any part thereof prior to the Effective Date, and any correspondence, documents or communications relating to the transaction contemplated by this Agreement, except those between Seller and Buyer or to the extent previously provided to Buyer.

TO HAVE AND TO HOLD the Property unto ASSIGNEE and its successors and assigns, forever, subject, however, to the terms and conditions of this Assignment.

Subject to the Permitted Encumbrances, as defined in the PSA, ASSIGNOR hereby warrants Defensible Title, as defined in the PSA, to the Assets from and against all persons claiming by or under Seller but not otherwise. EXCEPT FOR THE FOREGOING SPECIAL WARRANTY OF TITLE, THIS ASSIGNMENT IS MADE WITHOUT ANY WARRANTY OF TITLE, EXPRESS, IMPLIED OR STATUTORY, OR OTHERWISE, WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE MECHANTABILITY OF ANY OF THE EQUIPMENT OR OTHER PERSONAL PROPERTY INCLUDED IN THE ASSETS OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND WITHOUT ANY OTHER EXPRESS OR IMPLIED WARRANTY OR REPRSENTATION WHATSOEVER.

IT IS UNDERSTOOD AND AGREED THAT ASSIGNEE HAS INSPECTED THE PROPERTIES FOR ALL PURPOSES, INCLUDING WITHOUT LIMITATION FOR THE PURPOSE OF DETECTING THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (HEREINAFTER REFERRED TO AS “NORM”) AND MAN MADE MATERIAL FIBERS (HEREINAFTER REFERRED TO AS “MMMF”) AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING, BUT NOT LIMITED TO, CONDITIONS RELATED TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, AND THAT ASSIGNEE IS RELYING SOLELY UPON THE RESULTS OF SUCH INSPECTION OF THE PROPERTIES AND SHALL ACCEPT ALL OF THE SAME IN THEIR “AS IS, WHERE IS” CONDITION. ASSIGNOR DISCLAIMS ALL LIABILITY ARISING IN CONNECTION WITH THE PRESENCE OF NORM OR MMMF ON THE PROPERTIES AND IF TESTS HAVE BEEN CONDUCTED BY ASSIGNOR FOR THE PRESENCE OF NORM OR MMMF, ASSIGNOR DISCLAIMS ANY WARRANTY RESPECTING THE ACCURACY OF SUCH TESTS OR RESULTS. IN ADDITION, ASSIGNOR AND ITS CONSULTANTS SHALL MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, INFORMATION OR MATERIALS HERETOFORE OR HEREAFTER FURNISHED ASSIGNEE IN CONNECTION WITH THE PROPERTIES, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OF THE PROPERTIES TO PRODUCE HYDROCARBONS. ANY AND ALL SUCH DATA, INFORMATION AND OTHER MATERIALS FURNISHED BY ASSIGNOR IS PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE’S SOLE RISK. ASSIGNEE EXPRESSLY WAIVES THE PROVISIONS OF THE LOUISIANA UNFAIR TRADE PRACTICES AND CONSUMER PROTECTION LAW, LA. R.S. 51:1401 ET SEQ., OR ANY COMPARABLE LAW (THE “DECEPTIVE TRADE PRACTICES ACT”). ASSIGNEE ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO ITS ATTENTION AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER.

ASSIGNEE REPRESENTS AND AGREES THAT EXCEPT AS SET FORTH IN THE PSA OR THIS ASSIGNMENT, ANY RECORD OR OTHER INFORMATION (WRITTEN, ORAL OR OTHERWISE) PREVIOUSLY, NOW OR HEREAFTER FURNISHED OR OTHERWISE MADE AVAILABLE TO OR FOR ASSIGNEE OR ANY OTHER PERSON BY ANY ASSIGNOR OR ANY OF ITS RELATED PERSONS IS PROVIDED AS A CONVENIENCE ONLY AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY AGAINST THE ASSIGNOR OR ANY OF RELATED PERSONS; THAT ANY RELIANCE ON OR USE OF SAME SHALL BE AT ASSIGNEE’S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW; THAT ASSIGNEE IS NOT RELYING ON ASSIGNOR’S SKILL OR JUDGMENT IN SELECTING ANY PROPERTY (EVEN IF ASSIGNOR MAY KNOW OR HAVE REASON TO KNOW OF ASSIGNEE’S PARTICULAR PURPOSE FOR BUYING ANY PROPERTY) OR ON ANY WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER BY ANY RELATED PERSON OF ASSIGNOR WHICH RELATED PERSON IS NOT ALSO AN ASSIGNOR; AND THAT ASSIGNEE ACCEPTS THE PROPERTIES FROM ASSIGNOR “AS IS”, “WHERE IS” AND WITH ALL FAULTS IN THEIR CONDITION AND STATE OF REPAIR AS OF THE CLOSING, WITHOUT RECOURSE, EXCEPT AS EXPRESSLY PROVIDED IN THE PSA OR IN THIS ASSIGNMENT.

All taxes shall be apportioned and prorated between ASSIGNOR and ASSIGNEE as of the Effective Date so that ASSIGNEE will bear such share of said taxes and assessments based on ownership of or production from the Assets on or after the Effective Date and ASSIGNOR shall be charged for all such taxes and assessments based on ownership of the Property prior to the Effective Date.

ASSIGNOR SPECIFICALLY DISCLAIMS AND EXCLUDES ANY WARRANTY AGAINST REDHIBITORY DEFECTS, ASSIGNEE AGREES TO SUCH DISCLAIMER AND EXCLUSION, AND ASSIGNEE ACKNOWLEDGES THAT THIS DISCLAIMER AND EXCLUSION ARE CLEAR AND UNAMBIGUOUS AND HAVE BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE.

EXCEPT AS EXPRESSLY SET FORTH IN THE PSA OR HEREIN, THE PARTIES EACH DISCLAIM ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENTS OR COMMUNICATIONS (ORALLY OR IN WRITING) TO THE OTHER PARTY (INCLUDING, BUT NOT LIMITED TO, ANY INFORMATION CONTAINED IN ANY OPINION, INFORMATION, OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ANY SUCH PARTY BY ANY EMPLOYEE, OFFICER, DIRECTOR, AGENT, CONSULTANT, ENGINEER OR ENGINEERING FIRM, TRUSTEE, REPRESENTATIVE, PARTNER, MEMBER, BENEFICIARY, STOCKHOLDER OR CONTRACTOR OF SUCH DISCLAIMING PARTY OR ITS AFFILIATES) WHEREVER AND HOWEVER MADE, INCLUDING THOSE MADE IN ANY DATA ROOM AND ANY SUPPLEMENTS OR AMENDMENTS THERETO OR DURING ANY NEGOTIATIONS WITH RESPECT TO THIS AGREEMENT OR ANY CONFIDENTIALITY AGREEMENT PREVIOUSLY EXECUTED BY THE PARTIES WITH RESPECT TO THE ASSETS. ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE ASSETS OR THE EXHIBITS ATTACHED HERETO. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK.

This Assignment is subject to the terms and provisions of the PSA, Leases, Associated Interests, Easements and Contract Rights. In the event of conflict between this Assignment and the PSA, the PSA shall control.

This Assignment may be executed in any number of counterparts, and each counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.

IN WITNESS WHEREOF this Assignment has been executed and delivered on the __ day of __________________, to be effective for all purposes as of the Effective Date.

______________________________ Witness _______________________________ Witness ______________________________ Witness _______________________________ Witness	ASSIGNOR: SHORELINE SOUTHEAST LLC By: Name: Randy E. Wheeler Title: Vice President SHORELINE OFFSHORE LLC By: Name: Randy E. Wheeler Its: Vice President
______________________________ Witness _______________________________ Witness	ASSIGNEE: NORTH AMERICAN ENERGY RESOURCES INC. By: Name: Clinton W. Coldren Title: Chief Executive Officer

ACKNOWLEDGMENTS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On this ____ day of October, 2011 before me appeared Randy E. Wheeler, to me personally known, who, being by me duly sworn (or affirmed) did say that he is Vice President of Shoreline Southeast LLC, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of the corporation.

[SEAL] _________________________________________

Notary Public in and for the State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On this ____ day of October, 2011 before me appeared Randy E. Wheeler, to me personally known, who, being by me duly sworn (or affirmed) did say that he is Vice President of Shoreline Offshore LLC, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of the corporation.

[SEAL] _________________________________________

Notary Public in and for the State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On this ____ day of October, 2011 before me appeared Clinton W. Coldren, to me personally known, who, being by me duly sworn (or affirmed) did say that he is Chief Executive Officer of North American Energy Resources Inc., and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of the corporation.

[SEAL] _________________________________________

Notary Public in and for the State of Texas